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Exhibit 10.19(a)

FIRST AMENDMENT TO BUY SELL AGREEMENT

        THIS FIRST AMENDMENT TO BUY SELL AGREEMENT (the "First Amendment") is entered into effective as of this 2nd day of December, 2002, by and among LECG HOLDING COMPANY, LLC, a California limited liability company (the "Company"), and the undersigned unitholders of the Company (the "Unitholders").

RECITALS

        A.    The Company and the Unitholders are parties to that certain Buy Sell Agreement dated as of September 29, 2000 (the "Buy Sell Agreement") by and between the Company, TCEP/LECG Funding Corporation, the institutional investors identified therein, and the unitholders identified therein.

        B. Capitalized terms used herein, but not otherwise defined herein, shall have the meaning ascribed to such terms in the Buy Sell Agreement, as amended hereby.

        C. The Company and the Unitholders wish to amend the Buy Sell Agreement in order to (i) give the President of the Company and the Chairman of the Board of Directors of the Company the authority to accelerate vesting of Restricted Units where, in the opinion of the Board of Directors of the Company, it is in the best interest of the Company and (ii) update Annex D to the Buy Sell Agreement (collectively, the "Proposed Amendment").

        D. Under Section 9(d) of the Buy Sell Agreement, the consummation of the Proposed Amendment requires the written consent of the Company and of the unitholders holding not less than 75% of the Restricted Units at the time of the Proposed Amendment.

        E. The Unitholders hold, in the aggregate, not less than 75% of the Restricted Units as of the date of this First Amendment.

AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained herein, the parties agree as follows:

        1.    Amendment to the Buy Sell Agreement.

          (a)   The parties hereto acknowledge and agree that a new Section 2(e) shall be inserted in Section 2 as follows:

            (e)   Notwithstanding the vesting provisions set forth above, the President of the Company and the Chairman of the Board are authorized to accelerate the vesting of the Restricted Units where, in the opinion of the Board of Directors of the Company, it is in the best interest of the Company to do so.

          (b)   The parties also acknowledge and agree that Annex D attached hereto as Exhibit A and incorporated herein by this reference is a true and correct copy of Annex D as of the date of this Amendment.

        2.    Consent to Amendment.    In accordance with Section 9(d) of the Buy Sell Agreement, the Unitholders hereby consent to this First Amendment. This First Amendment shall be effective upon execution by the Company and the Unitholders. Except as expressly amended hereby, the Buy Sell Agreement remains in full force and effect.

        3.    Counterparts.    This First Amendment may be executed in two or more counterparts, and each such executed counterpart will be deemed to be an original instrument, but all such counterparts together will constitute one and the same instrument. This First Amendment may be executed by facsimile transmission.

        4.    Governing Law.    All questions concerning the construction, validity and interpretation of this First Amendment shall be governed by and construed in accordance with the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

        5. Successors and Assigns.    The provisions of this First Amendment shall be binding upon and inure to the benefit of the parties to the Buy Sell Agreement and their respective successors and assigns.

[Signature pages follow]

        IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Buy Sell Agreement as of the day and year first written above.

LECG HOLDING COMPANY, LLC
By:	/s/ DAVID KAPLAN David Kaplan President
UNITHOLDERS:
Name: Dated: December , 2002

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FIRST AMENDMENT TO BUY SELL AGREEMENT